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                                                                      EXHIBIT A
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                                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                          BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                                               CERTIFICATEHOLDERS
                                                JANUARY 15, 1997



Principal Distribution Amount                                                                      $0.00
Principal Per $1,000 Certificate                                                                   $0.00

Interest Distribution Amount                                                                     $64,228
Interest Per $1,000 Certificate                                                                    $5.29

Note Balance:
        Class A-1 Notes                                                                            $0.00
        Class A-2 Notes                                                                   $20,880,343.25
        Class A-3 Notes                                                                  $101,576,574.00

Note Pool Factor:
        Class A-1 Notes                                                                        0.0000000
        Class A-2 Notes                                                                        0.1999516
        Class A-3 Notes                                                                        1.0000000

Certificate Balance                                                                       $12,137,649.00

Certificate Pool Factor                                                                        1.0000000

Servicing Fee                                                                                $119,018.41
Servicing Fee Per $1,000 Certificate                                                               $0.39
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